CORNERSTONE STRATEGIC VALUE FUND, INC.
                                                  383 Madison Avenue, 23rd Floor
                                                        New York, New York 10179
                                                                  (800) 870-0658



Dear Fellow Stockholder:

Enclosed are proxy materials for the Annual Meeting of Stockholders of Cornerstone Strategic Value Fund, Inc. ("CLM" or the "Fund") scheduled to be held at 10:30 a.m. (EST) on Thursday, June 10, 2004. In these materials, Proposal 1 (the "PGF Plan") and Proposal 2 (the "MGC Plan") discuss the proposed merger of two other closed-end funds with and into your Fund. These are Progressive Return Fund, Inc. ("PGF") and Investors First Fund, Inc. ("MGC"). THE APPROVAL OF THESE TWO MERGERS IS VERY IMPORTANT FOR THE FUTURE OF YOUR FUND.


HOW WILL THESE MERGERS BENEFIT CLM STOCKHOLDERS?

These two mergers offer significant advantages to CLM stockholders, including:

     -    SIGNIFICANTLY LARGER ASSET BASE
     -    GREATER ECONOMIES OF SCALE FOR OPERATIONS AND EXPENSES
     -    IMPROVED OPERATING EXPENSE RATIO
     -    ENHANCED MARKET LIQUIDITY
     -    POTENTIAL IMPROVED TAX BENEFITS
     -    BROADER PORTFOLIO DIVERSIFICATION

MANAGEMENT FEE EXPENSE WAIVER

If the PGF Plan or the MGC Plan is approved, the investment adviser, Cornerstone Advisors, Inc., has agreed to implement a contractual management fee waiver to the extent that monthly operating expenses exceed 0.1% of net assets, (which is equivalent to 1.2% on an annualized basis). Furthermore, Cornerstone Advisors is including CLM's share of the merger costs in the calculation of its current fee waiver, to the benefit of its stockholders.
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VOTE FOR A LARGER, STRONGER, MORE EFFICIENT FUND

VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2

THE MERGER PROPOSALS REQUIRE A MAJORITY OF ALL OUTSTANDING SHARES TO PASS, THEREFORE, YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU MAY OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

CLM has engaged InvestorCONNECT, a professional proxy solicitor, to assist shareholders throughout the voting process. If you should have any questions regarding this proxy material, you can contact InvestorCONNECT at (800) 870-0658. As the meeting date approaches and we still have not received your proxy, you may receive a call from InvestorCONNECT encouraging you to vote your shares in order to be represented at this meeting.

WHAT HAPPENS IN THESE MERGERS?

As CLM stockholders, you have the opportunity to increase the size of your Fund significantly by approving the PGF Plan and the MGC Plan. Your Fund will be the surviving Fund, and if both merger plans are approved, it will have an asset base roughly six (6) times larger than the current assets of CLM.


1.   CLM STOCKHOLDERS ARE NOT DILUTED

     Net assets are combined on a pro-rata basis. The net asset value per share of CLM stockholders will be the same immediately before and after the mergers.


2.   REGULAR DISTRIBUTIONS CONTINUE

     CLM's distribution policy has been very popular with its stockholders. This distribution policy will continue unchanged. Recent press releases for CLM confirm that the Fund intends to continue these distributions at or above current levels.


3.   INVESTMENT OBJECTIVES UNCHANGED / BROADER DIVERSIFICATION

     The investment objectives of PGF and CLM are very similar, and a merger of these two funds by itself would result in a combined portfolio with very similar characteristics to the pre-merger individual portfolios, primarily large cap U.S. stocks. MGC's portfolio is currently comprised primarily of small cap U.S. stocks. The combined portfolios of the three funds will result in a more broadly diversified portfolio, including a significant component of small cap stocks from MGC, however, the on-going investment and management objectives of CLM will remain unchanged.
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YOUR BOARD OF DIRECTORS BELIEVES THAT THESE MERGERS ARE IN THE BEST INTERESTS OF
CLM STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.


Respectfully,


Ralph W. Bradshaw
President

PROGRESSIVE RETURN FUND, INC.
                                                  383 Madison Avenue, 23rd Floor
                                                        New York, New York 10179
                                                                  (800) 870-0658


Dear Fellow Stockholder:

Enclosed are proxy materials for the Annual Meeting of Stockholders of Progressive Return Fund, Inc. ("PGF" or the "Fund") scheduled to be held at 10:00 a.m. (EST) on Thursday, June 10, 2004. In these materials, the "PGF Plan" discusses the proposed merger of your Fund with and into the Cornerstone Strategic Value Fund, Inc. ("CLM"). THE APPROVAL OF THIS MERGER IS VERY IMPORTANT FOR THE FUTURE OF YOUR FUND.


HOW WILL THE MERGER BENEFIT PGF STOCKHOLDERS?

The PGF merger offers significant advantages to PGF stockholders, including:

     - SIGNIFICANTLY LARGER ASSET BASE - GREATER ECONOMIES OF SCALE FOR OPERATIONS AND EXPENSES
     -    IMPROVED OPERATING EXPENSE RATIO
     -    ENHANCED MARKET LIQUIDITY
     -    BROADER PORTFOLIO DIVERSIFICATION
     -    POTENTIAL IMPROVED TAX BENEFITS

MANAGEMENT FEE EXPENSE WAIVER

If the PGF Plan is approved, the investment adviser, Cornerstone Advisors, Inc., has agreed to implement a contractual management fee waiver to the extent that monthly operating expenses exceed 0.1% of net assets, (which is equivalent to 1.2% on an annualized basis). Furthermore, Cornerstone Advisors is including PGF's share of the merger costs in the calculation of its current fee waiver, to the benefit of its stockholders.
------------------------------------------------------------------------------


VOTE FOR A LARGER, STRONGER, MORE EFFICIENT FUND

VOTE "FOR" THE PGF MERGER

THE MERGER PROPOSAL REQUIRES A MAJORITY OF ALL OUTSTANDING SHARES TO PASS, THEREFORE, YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU MAY OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

PGF has engaged InvestorCONNECT, a professional proxy solicitor, to assist shareholders throughout the voting process. If you should have any questions regarding this proxy material, you can contact InvestorCONNECT at (800) 870-0658. As the meeting date approaches and we still have not received your proxy, you may receive a call from InvestorCONNECT encouraging you to vote your shares in order to be represented at this meeting.

WHAT HAPPENS IN THIS MERGER?

If the PGF Plan is approved, PGF stockholders will be merging into a fund whose combined asset base will be approximately twice as large as the current assets of PGF, a 100% increase in size. In a separate closed-end fund shareholder's meeting for Investors First Fund, Inc. ("MGC"), there is another proposal, the "MGC Plan," under consideration to merge MGC with and into CLM. If, in addition to the PGF Plan, the MGC Plan is also approved by the stockholders of their respective funds, the surviving fund, CLM, will have an asset base approximately six (6) times larger than the current assets of PGF.


1.   PGF STOCKHOLDERS ARE NOT DILUTED

     Net assets are combined on a pro-rata basis. The total net asset value of individual PGF stockholders will be the same immediately before and after the mergers.

2.   REGULAR DISTRIBUTIONS CONTINUE UNDER CLM

     PGF's distribution policy has been very popular with its stockholders. Under the PGF Plan, the successor fund, CLM, has a managed distribution policy that is very similar to the distribution policy of your Fund, PGF. CLM and PGF have the same individuals on their respective Boards of Directors. These same directors instituted the distribution policies of both funds, and in so doing, they sought to make aggressive regular monthly distributions for the benefit of individual stockholders. Most importantly for PGF stockolders, the distribution policy of CLM will continue unchanged after the merger. Recent press releases for CLM confirm that the Fund intends to continue these distributions at or above current levels.

3.   INVESTMENT OBJECTIVES UNCHANGED / BROADER DIVERSIFICATION

     The investment objectives of PGF and CLM are very similar, and a merger of these two funds by itself would result in a combined portfolio with very similar characteristics to the pre-merger individual portfolios, primarily large cap U.S. stocks. MGC's portfolio is currently comprised mostly of small cap U.S. stocks. If the MGC Plan is also approved, the combined portfolios of the three funds will result in a more broadly diversified portfolio, including a significant component of small cap stocks from MGC, but the on-going investment and management objectives of CLM as the surviving fund will remain unchanged.
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YOUR BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS IN THE BEST INTERESTS OF PGF
STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.


Respectfully,


Ralph W. Bradshaw
President

INVESTORS FIRST FUND, INC.
                                                  383 Madison Avenue, 23rd Floor
                                                        New York, New York 10179
                                                                  (800) 870-0658


Dear Fellow Stockholder:

Enclosed are proxy materials for the Annual Meeting of Stockholders of Investors First Fund, Inc. ("MGC" or the "Fund") scheduled to be held at 9:30 a.m. (EST) on Thursday, June 10, 2004. In these materials, the "MGC Plan" discusses the proposed merger of your Fund with and into the Cornerstone Strategic Value Fund, Inc. ("CLM"). THE APPROVAL OF THIS MERGER IS VERY IMPORTANT FOR THE FUTURE OF YOUR FUND.


HOW WILL THE MERGER BENEFIT MGC STOCKHOLDERS?

The MGC merger offers significant advantages to MGC stockholders, including:

     -    SIGNIFICANTLY LARGER ASSET BASE
     -    GREATER ECONOMIES OF SCALE FOR OPERATIONS AND EXPENSES
     -    IMPROVED OPERATING EXPENSE RATIO
     -    ENHANCED MARKET LIQUIDITY
     -    BROADER PORTFOLIO DIVERSIFICATION
     -    POTENTIAL IMPROVED TAX BENEFITS
     -    INVESTMENT ADVISOR EXPERIENCED IN MANAGED DISTRIBUTION POLICY

MANAGEMENT FEE EXPENSE WAIVER

If the MGC Plan is approved, CLM's investment adviser, Cornerstone Advisors, Inc., has agreed to implement a contractual management fee waiver to the extent that monthly operating expenses exceed 0.1% of net assets, (which is equivalent to 1.2% on an annualized basis). Cornerstone Advisors believes that closed-end funds should be managed for the benefit of the stockholders and has recommended and implemented stockholder-friendly policies in the funds under its management, including proactive expense control and an aggressive managed distribution policy.
------------------------------------------------------------------------------


VOTE FOR A LARGER, STRONGER, MORE EFFICIENT FUND

VOTE "FOR" THE MGC MERGER

THE MERGER PROPOSAL REQUIRES A MAJORITY OF ALL OUTSTANDING SHARES TO PASS, THEREFORE, YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU MAY OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

MGC has engaged InvestorCONNECT, a professional proxy solicitor, to assist shareholders throughout the voting process. If you should have any questions regarding this proxy material, you can contact InvestorCONNECT at (800) 870-0658. As the meeting date approaches and we still have not received your proxy, you may receive a call from InvestorCONNECT encouraging you to vote your shares in order to be represented at this meeting.

WHAT HAPPENS IN THIS MERGER?

If the MGC Plan is approved, MGC stockholders will be merging into a fund whose combined asset base will be approximately twenty-five percent (25%) larger than the current assets of MGC. In a separate closed-end fund shareholder's meeting for Progressive Return Fund, Inc. ("PGF"), there is another proposal, the "PGF Plan," under consideration to merge PGF with and into CLM. If, in addition to the MGC Plan, the PGF Plan is also approved by the stockholders of their respective funds, the surviving fund, CLM, will have an asset base approximately fifty percent (50%) larger than the current assets of MGC.

1.   MGC STOCKHOLDERS ARE NOT DILUTED

     Net assets are combined on a pro-rata basis. The total net asset value of individual MGC stockholders will be the same immediately before and after the merger.

2.   REGULAR DISTRIBUTIONS CONTINUE UNDER CLM

     MGC's distribution policy has been very popular with its stockholders. Under the MGC Plan, the successor fund, CLM, has a managed distribution policy that is very similar to the distribution policy of your Fund, MGC. CLM and MGC have most of the same individuals on their respective Boards of Directors. These same directors instituted the distribution policies of both funds, and in so doing, they sought to make aggressive regular monthly distributions for the benefit of individual stockholders. Most importantly for MGC stockholders, the distribution policy of CLM will continue unchanged after the merger. Recent press releases for CLM confirm that the Fund intends to continue these distributions at or above current levels.

3.   INVESTMENT OBJECTIVES UNCHANGED / BROADER DIVERSIFICATION

     The investment objectives of MGC and CLM are very similar, seeking to maximize long-term investment returns by investing primarily in U.S. securities. The MGC portfolio is currently comprised mostly of small cap stocks. If the MGC Plan is approved, the combined portfolios of the two funds will result in a more broadly diversified portfolio, including a component of large cap stocks from CLM. The PGF portfolio is very similar to the CLM portfolio, consisting primarily of large cap U.S. securities, and if the PGF Plan is also approved, the combined portfolio will be further diversified among both large and small cap stocks. The on-going investment and management objectives of CLM, as the surviving fund, will remain unchanged.
------------------------------------------------------------------------------

YOUR BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS IN THE BEST INTERESTS OF MGC STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.


Respectfully,


William A. Clark
President